===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           MICRON ELECTRONICS, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                              [MICRONPC.COM LOGO]


                           Micron Electronics, Inc.
                             900 East Karcher Road
                              Nampa, Idaho  83687

                         ----------------------------

                 Notice of 1999 Annual Meeting of Shareholders
                           Monday, November 22, 1999

                         ----------------------------


To The Shareholders:

     Notice Is Hereby Given that the 1999 Annual Meeting of Shareholders of Micron Electronics, Inc., a Minnesota corporation (the "Company"), will be held on Monday, November 22, 1999, at 9:00 a.m. Mountain Time, at the Nampa Civic Center, 311 3rd Street South, Nampa, Idaho, 83651, for the following purposes:

          1. To elect directors to serve for the ensuing year and until their successors are duly elected and qualified.

          2. To approve an amendment to the Company's 1995 Stock Option Plan increasing the number of shares reserved for issuance thereunder from 10,000,000 to 15,000,000.

          3. To approve the Micron Electronics, Inc. Management and Executive Incentive Plan.

          4. To ratify the appointment of PricewaterhouseCoopers L.L.P. as independent accountants of the Company for the fiscal year ending August 31, 2000.

          5. To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on October 1, 1999 are entitled to notice of and to vote at the meeting.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

     All shareholders are cordially invited to attend the meeting in person. Shareholders will be required to furnish proof of ownership of the Company's Common Stock before being admitted to the meeting. Shareholders holding shares in the name of a broker, bank or other nominee are requested to bring a statement from the broker, bank or nominee confirming their ownership of the Company's Common Stock.

     To ensure your representation at the meeting in the event you cannot attend, you are urged to return a proxy as soon as possible. Shareholders may vote, sign, date and return the enclosed Proxy in the postage-prepaid envelope provided. As an alternative to using the paper Proxy to vote, stockholders may vote electronically via the Internet or by telephone. Please see "Telephone and Internet Voting Alternatives" in the Proxy Statement for additional details. Shareholders attending the meeting may vote in person, even if they have returned a Proxy.

                                      Sincerely,


                                      JoAnne S. Pfeifer
                                      Vice President, Administration, Corporate
                                      Secretary

Nampa, Idaho
October 29, 1999

                              [MICRONPC.COM LOGO]

                           Micron Electronics, Inc.
                             900 East Karcher Road
                              Nampa, Idaho  83687

                            _______________________

                                PROXY STATEMENT
                      1999 ANNUAL MEETING OF SHAREHOLDERS
                           Monday, November 22, 1999

                            _______________________

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Micron Electronics, Inc., a Minnesota corporation (the "Company"), for use at the 1999 Annual Meeting of Shareholders to be held on Monday, November 22, 1999, at 9:00 a.m. Mountain Time, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of 1999 Annual Meeting of Shareholders. The Annual Meeting will be held at the Nampa Civic Center, 311 3rd Street South, Nampa, Idaho, 83651. This Proxy Statement and the enclosed Proxy were first provided on or about October 29, 1999 to all shareholders entitled to vote at the Annual Meeting. An annual report to shareholders for the fiscal year ended September 2, 1999 is also provided with this Proxy Statement.

     The Company's principal executive offices are located at 900 East Karcher Road, Nampa, Idaho, 83687 and its telephone number is (208) 898-3434.

Revocability of Proxies

     By executing and returning the Proxy (either by returning the paper Proxy or by submitting your proxy by telephone or electronically via the Internet) you are authorizing Joel J. Kocher and JoAnne S. Pfeifer to represent you and vote your shares at the Annual Meeting according to your instructions. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee whom shall be designated by the present Board of Directors to fill the vacancy or for the balance of those nominees named without a substitute. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee and that shareholder wishes to vote at the Annual Meeting, the shareholder must bring to the Annual Meeting a statement from the broker, bank or other nominee confirming that shareholder's beneficial ownership of shares.

Solicitation

     The cost of soliciting Proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by the Company's directors, officers and employees personally or by telephone, facsimile, telegram or by electronic means without additional compensation.

                    VOTING SECURITIES AND PRINCIPAL HOLDERS

Record Date

     Only shareholders of record at the close of business on October 1, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting.

Outstanding Shares

     The Company has only one class of stock outstanding, the Company's common stock, $.01 par value per share (the "Common Stock"). As of the Record Date, 96,282,424 Common Stock were issued and outstanding.

Voting Rights

     Each shareholder will be entitled to one vote for each share of Common Stock held as of the Record Date for all matters, including the election of directors. Shareholders do not have the right to cumulate their votes in the election of directors.

     A majority of all votes eligible to be cast will be required to establish a quorum for the transaction of business at the Annual Meeting. Shares that are voted "FOR", "AGAINST", "WITHHELD" or "ABSTAIN" are treated as being present at the Annual Meeting for the purpose of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will have the same effect as voting against a proposal. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purpose of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth ownership information with respect to the Common Stock of the Company and the common stock, $.10 par value per share, of Micron Technology, Inc., a Delaware corporation and the parent of the Company (the "Micron Technology, Inc. Common Stock"), as of the Record Date, with respect to (i) persons known by the Company to beneficially own more than five percent (5%) of the Company's Common Stock, (ii) each director of the Company,
(iii) each Named Executive Officer of the Company listed in the "SUMMARY COMPENSATION TABLE" on page 7, and (iv) all directors and executive officers of the Company as a group:

                                               Micron Electronics, Inc.                               Micron Technology, Inc.
                                                   Common Stock                                           Common Stock
-------------------------------------------------------------------------------------------------------------------------------
                                             Amount and                                   Amount and
                                              Nature of                                    Nature of
                                              Beneficial            Percent of             Beneficial            Percent of
Name of Beneficial Owner                     Ownership (1)            Class               Ownership (1)            Class
--------------------------------------------------------------------------------     ------------------------------------------
Micron Technology, Inc.
   8000 South Federal Way
   Boise, Idaho  83707                        60,882,863             63.2%                     N/A                  N/A
Joel J. Kocher                                   190,000 (2)           *                       148 (4)               -
Michael S. Adkins                                 50,800 (2)(6)        *                    56,829 (5)(6)            *
Scott L. Bower                                    27,979 (2)           *                         -                   -
Stephen S. Brown                                  11,412 (2)           *                         -                   -
Savino R. Ferrales                                26,000 (2)           *                         -                   -
Steven R. Appleton                                     - (3)           -                   493,239 (5)               *
John B. Balousek                                  10,000 (2)           *                         -                   -
Robert A. Lothrop                                 10,000 (2)           *                    58,573 (5)(7)            *
Robert Lee                                        10,000 (2)           *                         -                   -
All directors and executive officers as a
  group (19 persons)(1)(2)(3)(4)(5)(6)           514,862              0.6%                 617,710                 0.2%

*  Less than 1%

____________________
     (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

     (2) Includes options to purchase shares of the Company's Common Stock exercisable within 60 days of October 1, 1999 in the following amounts: Mr. Kocher, 190,000; Mr. Adkins, 50,800; Mr. Bower, 25,000; Mr. Brown, 10,000; Mr. Ferrales, 26,000; Mr. Balousek, 10,000; Mr. Lee, 10,000; Mr. Lothrop, 10,000; and all directors and executive officers as a group (19 persons), 495,148.

     (3) Mr. Appleton, a director of the Company, serves as Chairman of the Board, President and Chief Executive Officer of Micron Technology, Inc. In addition to the shares indicated in the above table, Mr. Appleton may be deemed the beneficial owner of 60,882,863 shares of the Company's Common Stock held by Micron Technology, Inc. Mr. Appleton disclaims beneficial ownership of all of the shares of the Company's Common Stock held by Micron Technology, Inc.

     (4) Includes 148 shares of Micron Technology, Inc. Common Stock as a result of the assumed conversion of $9,305.25 principal amount of 7% convertible subordinated debentures, due July 1, 2004.

     (5) Includes options to purchase shares of Micron Technology, Inc. Common Stock exercisable within 60 days of October 1, 1999 in the following amounts: Mr. Adkins, 56,829; Mr. Appleton, 301,949; Mr. Lothrop, 16,000; and all directors and executive officers as a group (19 persons), 383,085.

     (6) Does not include 264 shares of Company Common Stock held by Mr. Adkins' spouse; and 186 shares of Company Common Stock held by Mr. Adkins' spouse for benefit of his minor children. Also does not include 210 shares of Micron Technology, Inc. Common Stock held by Mr. Adkins' spouse and 400 shares of Micron Technology, Inc. Common Stock held by Mr. Adkins' spouse for benefit of his minor children.

     (7) Does not include 424 shares of Micron Technology, Inc. Common Stock held by Mr. Lothrop's spouse. Includes 39,585 shares of Micron Technology, Inc. Common Stock held in joint tenancy with Mr. Lothrop's spouse.

                                   DIRECTORS

     The directors of the Company, all of whom have been nominated for reelection at the Annual Meeting, their ages, their business experience during the past five years and their principal occupations as of the Record Date are set forth below:

     Steven R. Appleton, age 39, has served as the Chief Executive Officer, President and Chairman of the Board of Directors of Micron Technology, Inc. ("MTI") since September of 1994, with the exception of an eight day period from January 18 to January 26, 1996. Mr. Appleton has served as a member of the Board of Directors of the Company from the Effective Time of the Merger (as defined under "Certain Relationships and Related Transactions" below) until January 1996, and from February 1996 to the present.

     John B. Balousek, age 54, was appointed to the Board of Directors of the Company on August 17, 1999. Mr. Balousek served as President, Chief Operating Officer, and Director of Foote, Cone & Belding Communications, Inc., a global advertising and communications company, from May 1991 to February 1996, and as Chairman and CEO of True North Technologies, a digital and interactive services company of True North Communications, parent company of Foote, Cone & Belding Communications, from March to July 1996. Mr. Balousek also served as a director of True North Communications from February 1996 to January 1997. Mr. Balousek is currently a director on the boards of Geoworks Corporation and Freeshop.com, Inc., both publicly held companies, and several privately held companies.

     Joel J. Kocher, age 43, was appointed President and Chief Operating Officer, and a director of the Company in January 1998. In June 1998, Mr. Kocher was appointed Chairman of the Board of Directors, President, Chief Executive Officer and Chief Operating Officer. Mr. Kocher resigned from the position of Chief Operating Officer concurrent with the appointment of Jill D. Smith as Executive Vice President and Chief Operating Officer of the Company in April 1999. Mr. Kocher previously served as President of Worldwide Marketing, Sales and Service at Dell Computer Corporation, a provider of personal computers through the direct channel, from 1987 to September 1994. In October 1994, Mr. Kocher joined Artisoft, Inc. where he served as Executive Vice President and Chief Operating Officer until he was appointed President, Chief Operating Officer, and Director in October 1995, serving in such capacities until December 1996. From December 1996 to August 1997, Mr. Kocher served as President and Chief Operating Officer at Power Computing Corporation, a manufacturer of Macintosh OS compatible systems.

     Robert Lee, age 51, was appointed to the Board of Directors of the Company on April 1, 1999. Mr. Lee served as President of Business Communication Services of Pacific Bell from April 1995 to May 1998, and as Executive Vice President of California Markets Group of Pacific Bell from April 1993 to May 1995. Mr. Lee currently serves as director of several privately held companies.

     Robert A. Lothrop, age 73, served as the Senior Vice President of the J.R. Simplot Company, a food processing, fertilizer and agricultural chemicals manufacturing company, from January 1986 until his retirement in January 1991. Mr. Lothrop was elected to the Board of Directors of MTI in 1986. In 1992, he was elected to the Board of Directors of Micron Semiconductor, Inc. (then a wholly-owned subsidiary of MTI) and resigned as a director of MTI. Mr. Lothrop was re-elected to the Board of Directors of MTI in 1994, at which time he resigned from the Board of Directors of Micron Semiconductor, Inc. At the Effective Time of the Merger, Mr. Lothrop was appointed a director of the Company.

          There is no family relationship between any director or executive officer of the Company.

Certain Relationships and Related Transactions

     Pursuant to an Agreement of Merger dated October 30, 1994, as amended, by and among the Company, Micron Computer, Inc., an Idaho corporation, and former Micron Custom Manufacturing Services, Inc. ("MCMS"), on April 7, 1995, Micron Computer, Inc. and former MCMS, then subsidiaries of MTI, were merged with and into the Company (the "Merger"). Upon the Effective Time of the Merger (the "Effective Time of the Merger"), the separate existence of Micron Computer, Inc. and former MCMS ceased, the Company remained as the surviving corporation, the name of the Company was changed from "ZEOS International, Ltd."

to "Micron Electronics, Inc.," and all of the rights, privileges, powers, franchises, properties, assets, liabilities and obligations of Micron Computer, Inc. and former MCMS were vested in the Company. At the Effective Time of the Merger, MTI owned approximately 79% of the outstanding Common Stock of the Company.

     As of the Record Date, MTI owned approximately 63.2% of the outstanding Common Stock of the Company. Two (2) of the five (5) nominees for director of the Company are also directors of MTI. MTI and its subsidiaries supply and purchase products and services used and produced by the Company.

     During fiscal 1999, MTI supplied a substantial portion of the full specification random access memory components used in the Company's personal computer operations. Purchases by the Company of these components from MTI, completed upon market terms and conditions, amounted to approximately $36,647,000 in fiscal 1999.

     In fiscal 1999, MTI and its subsidiaries paid the Company approximately $6,486,000 for purchases of PC systems and other equipment. In fiscal 1999, the Company paid MTI and its subsidiaries approximately $6,634,000 for equipment.

     The Company relies on MTI for certain information systems, payroll, employee benefits, risk management and other administrative services. In fiscal 1999, the Company paid approximately $529,000 to MTI for such services.

     During the second quarter of 1999, the Company sold to MTI certain assets associated with its advanced engineering group for approximately $290,000, which constituted the book value of the assets. This sale occurred in connection with the transfer of the employees of the advanced engineering group from the Company to MTI.

     The Company and MTI are parties to a Component Recovery Agreement, effective as of August 30, 1996 (the "Component Recovery Agreement"), under which MTI is required to deliver to the Company all of the nonstandard dynamic random access memory components produced at its semiconductor manufacturing operations. During fiscal 1999, the Company's cost of such components generally was determined as one-half of the pre-tax net income generated from the Company's sales of semiconductor memory products supplied by MTI. In fiscal 1999, the Company paid approximately $65,298,000 to MTI pursuant to the Component Recovery Agreement.

     Effective on September 2, 1999, the Company and MTI entered into an Amended and Restated Component Recovery Agreement (the "Amended Component Recovery Agreement"). The Amended Component Recovery Agreement expires on August 30, 2001. Under the Amended Component Recovery Agreement, the cost to the Company of components obtained from MTI will be negotiated on a quarterly basis, but in no event will the cost be less than 50% of pre-tax net income generated from the sale of SpecTek products derived from such components. The maximum cost payable by the Company to MTI for components during fiscal 2000 is as follows: first quarter, 50% of pre-tax net income; second quarter, 62.5% of pre-tax net income; third quarter, 75% of pre-tax net income; and fourth quarter 87.5% of pre-tax net income. The cost to the Company of components obtained from MTI during fiscal 2001 is not subject to any maximum amount.

     The Amended Component Recovery Agreement also provides that MTI will make commercially reasonable efforts to obtain for the Company nonstandard memory components produced by TECH Semiconductor Singapore Pte. Ltd. and KMT Semiconductor Limited, joint venture companies in which MTI is affiliated. The Company, MTI and the joint venture companies may agree to utilize a pricing matrix based on effective yields and worldwide average sales prices in order to establish prices for the components from the joint venture companies. In such case, the price paid by the Company for components from the joint ventures will be determined under the matrix, rather than as a percentage of pre-tax net income. During fiscal 1999, the Company paid approximately $14,554,000 to the joint venture companies for non-standard memory components.

     Under the Amended Component Recovery Agreement, at the commencement of the second quarter of fiscal 2000, the Company has an option to require MTI to purchase all of the assets of SpecTek for a purchase price equal to the net book value of the assets. At the commencement of fiscal 2001, MTI has an option to require the Company to sell all of the assets of SpecTek under the same terms and conditions. Additionally, the Company would have an option to require MTI to purchase, and MTI would have the option to require the Company to sell, the assets of SpecTek at book value if MTI's ownership in the Company falls below 50% or if an unrelated third party acquires more than 30% of the Company.

     Concurrent with the Amended Component Recovery Agreement, the Company and Micron Semiconductor Products, Inc. ("MSP"), a subsidiary of MTI, entered into an Exclusive Sales Representative Agreement (the "Sales Representative Agreement") under which MSP will serve as exclusive sales representative for SpecTek memory products. Under the Sales Representative Agreement, MSP will not be entitled to any sales commission but is entitled to charge the Company for certain employee costs and reasonable sales and marketing expenses.

     On September 2, 1999, the Company acquired the assets of Micron Internet Services, a division of MTI, for approximately $2,218,000, which constituted the book value of the assets. MTI's agreement to sell the Micron Internet Services assets at book value was given in partial consideration for the Company agreeing to the terms of the Amended Component Recovery Agreement.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers and persons who own beneficially more than ten percent (10%) (collectively, the "Beneficial Owners") of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the Beneficial Owners complied with all applicable Section 16(a) filing requirements during the fiscal year ended September 2, 1999.

Board Meetings and Committees

     The Board of Directors of the Company held a total of seven (7) meetings during the Company's fiscal year ended September 2, 1999. The Board of Directors has formed an Audit Committee and a Compensation Committee. A Nominating Committee has not been formed.

     The Audit Committee held three (3) meetings during fiscal 1999. Serving on the Audit Committee are Directors Robert A. Lothrop, Robert Lee and John B. Balousek. Past members of the Audit Committee, serving during fiscal year 1999, were Jerry M. Hess, who resigned from the Board of Directors on October 1, 1998, and John R. Simplot, who resigned from the Board of Directors on July 1, 1999. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent accountants and evaluating the Company's accounting principles, system of internal accounting controls and adherence with the Company's internal compliance codes.

     The Compensation Committee held seven (7) meetings during fiscal year 1999. Serving on the Compensation Committee are Directors Robert A. Lothrop, Robert Lee and John B. Balousek. Past members of the Compensation Committee, serving during fiscal year 1999, were Jerry M. Hess and John R. Simplot. The Compensation Committee's primary responsibility is to review and establish the compensation of the Company's officers, including salary, bonuses, stock option grants and other compensation.

     During fiscal 1999, all directors attended 75% or more of the aggregate number of meetings of the Board of Directors and of meetings of all committees of the Board on which they served.

               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years for services rendered to the Company, its predecessors and its subsidiaries, awarded to or earned by any individual who served as Chief Executive Officer of the Company during fiscal 1999 and for each of the other four most highly compensated executive officers of the Company who were serving as executive officers at the end of fiscal 1999 whose combined salary and bonus earned in fiscal 1999 exceeded $100,000 (the "Named Executive Officers"):

                          SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
                                                                                           Compensation
                                                       Annual Compensation                    Awards
                                        -----------------------------------------------    ------------
                                                                            Other           Securities
                                  Fiscal                                    Annual          Underlying       All Other
Name and Principal Position        Year   Salary (1)     Bonus (2)     Compensation (4)     Options (5)   Compensation (8)
---------------------------       ------  ----------  ---------------  ----------------    -------------  ----------------
Joel J. Kocher                      1999   $448,077      $   255,768            -                50,000        $    3,670 (9)
Chairman, President, and            1998    220,769          300,362            -               650,000 (6)        55,984 (9)
  Chief  Executive Officer          1997          -                -            -                     -                 -

Michael S. Adkins                   1999   $210,096      $   145,000            -                70,000        $    7,630
Vice President, General             1998    206,405          186,204            -               135,000 (7)        19,988
   Manager Micron PC                1997    139,846           86,237            -                35,000            10,397

Scott L. Bower                      1999   $260,000      $   153,323   (3)      -                15,000        $    8,965 (9)
Vice President,                     1998     30,000           46,875   (3)      -               125,000            12,379 (9)
   General Manager Micron           1997          -                -            -                     -                 -
   Computer Services, Inc.

Stephen S. Brown                    1999   $230,769      $   125,828   (3)      -                75,000        $   52,165 (9)
Vice President, Chief               1998          -                -            -                     -                 -
   Information Officer              1997          -                -            -                     -                 -

Savino R. Ferrales                  1999   $250,000      $    96,562            -                20,000        $    3,000
Senior Vice President,              1998    137,500          113,830            -               130,000 (7)        81,591 (9)
   Human Resources                  1997          -                -            -                     -                 -

________________________________
(1) Includes compensation deferred by the employee under the Company's and its parent's qualified 401(k) retirement plans.

(2) Includes amounts paid under the Company's profit sharing plans and amounts awarded and paid under the Management and Executive Incentive Plan (the "Incentive Plan", formerly the Micron Electronics, Inc. Executive Bonus
     Plan) for Fiscal 1999 and earned and paid under the Incentive Plan for prior fiscal years. See "REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS REGARDING EXECUTIVE COMPENSATION."

(3) Includes bonus payments paid upon commencement of employment in the following amounts: Mr. Bower, $25,000, $25,000 (1998); Mr. Brown, $32,000.

(4) Excludes certain perquisites and other amounts which in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonuses for the officer.

(5) Except as otherwise noted, consists of options to purchase shares of the Company's Common Stock under the Company's 1995 Stock Option Plan.

(6) Consists of 500,000 options to purchase shares of the Company's Common Stock granted under the Company's 1995 Stock Option Plan and 150,000 options to purchase shares of the Company's Common Stock granted outside the 1995 Stock Option Plan.

(7) Includes options granted in exchange for previously granted options which were canceled pursuant to an option repricing program implemented in fiscal 1998 in the following amounts: Mr. Adkins, 85,000; Mr. Ferrales, 37,735.

(8) Except as otherwise noted, consists of contributions made by the Company under qualified 401(k) retirement plans and cash paid under sabbatical and time-off plans.

(9) Includes payment by the Company for relocation costs in the following amounts for fiscal 1999 unless otherwise noted: Mr. Kocher, $3,670 and $54,484 (1998); Mr. Bower, $7,465 and $12,379 (1998); Mr. Brown, $50,665;
     Mr. Ferrales, $81,591 (1998).

                         OPTION GRANTS IN FISCAL 1999

  The following table provides information with respect to stock options granted in fiscal 1999 to each of the Named Executive Officers. In accordance with the rules of the SEC, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective terms based on assumed annual rates of compound stock price appreciation of 0%, 5% and 10% from the dates the options were granted to the end of the respective option terms. Actual gains, if any, on option exercises are dependent on the future performance of the Company's Common Stock and overall market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                 Individual Grants
                          ---------------------------------------------------------------
                                                                                                Potential Realizable
                                           Percent of                Market                           Value at
                            Number of         Total                 Price of                    Assumed Annual Rates
                            Securities       Options     Exercise  Securities                         of Stock
                            Underlying     Granted to     Price        On                      Price Appreciation for
                             Options      Employees in     Per      Date of    Expiration            Option Term
                                                                                           ------------------------------
Name                       Granted (1)    Fiscal 1999     Share      Grant        Date       0%         5%         10%
------------------         -----------    -----------     -----      -----        ----     --------   --------   --------
Joel J. Kocher             50,000 (2)         1.35%        $13.2750   $13.2750    9/04/04    $  -       $225,738   $512,124

Michael S. Adkins           7,532 (2)         0.20%        $13.2750   $13.2750    9/04/04    $  -       $ 34,005   $ 77,146
                           52,468 (2)(3)      1.41          11.2837    13.2750    9/04/04     104,480    341,360    641,882
                           10,000             0.27           9.5312     9.5312    6/10/09       -         60,003    152,097

Scott L. Bower             15,000             0.40%        $11.5000   $11.5000    7/15/09    $  -       $108,484   $274,921

Stephen S. Brown           32,230 (2)         0.87%        $15.5125   $15.5125    9/28/04    $  -       $170,216   $386,218
                           17,770 (2)(3)      0.48          13.1856    15.5125    9/28/04      41,349    135,198    254,290
                           25,000             0.67          11.5000    11.5000    7/15/09       -        180,995    458,785
R. Ferrales                20,000             0.54%        $11.5000   $11.5000    7/15/09    $  -       $144,646   $366,561

_________________
(1) Unless otherwise noted, options vest over four (4) years in increments of twenty-five percent (25%) per year. Options granted pursuant to the Company's 1995 Stock Option Plan are granted as incentive stock options ("ISOs") or nonstatutory stock options ("NSOs"). ISOs are granted with an exercise price equal to 100% of the fair market value (as defined in the plan) of the Company's Common Stock on the date of grant. Except as otherwise noted, NSOs granted and set forth in the above table were granted with an exercise price equal to 100% of the fair market value (as defined in the plan) of the Company's Common Stock on the date of grant.

(2) Options vest over five (5) years in increments of twenty percent (20%) per year.

(3) Represents NSOs granted pursuant to the Company's 1995 Stock Option Plan at 85% of fair market value (as defined in the plan).

                  AGGREGATED OPTION EXERCISES IN FISCAL 1999
                      AND SEPTEMBER 2 1999 OPTION VALUES

  The following table provides information regarding Company and MTI stock option exercises in fiscal 1999 by the Named Executive Officers, and the value of such officers' unexercised options at September 2 1999:

                                                               Number of Securities            Value of
                                                              Underlying Unexercised   Unexercised In-The-Money
                                                                 Options at Fiscal         Options at Fiscal
                                                                     Year-End                  Year-End
                                                                     --------                  --------
                                 Shares Acquired     Value       Exercisable (E)/          Exercisable (E)/
Name                               on Exercise     Realized      Unexercisable (U)         Unexercisable (U)
-------------------                -----------     ---------     -----------------         -----------------

Joel J. Kocher                          -               -          180,000 (E)                $  111,384 (E)
                                                                   370,000 (U)                $  290,836 (U)

Michael S. Adkins                   15,000 (1)     $ 660,030        72,609 (E) (2)            $2,615,937 (E) (3)
                                                                   145,074 (U) (2)               705,874 (U) (3)

Scott L. Bower                          -               -           25,000 (E)                $     -
                                                                   115,000 (U)

Stephen S. Brown                        -               -           75,000 (U)                $     -

Savino R. Ferrales
                                        -               -           26,000 (E)                 $    -
                                                                   124,000 (U)

______________________________
(1) Reflects exercise of options to purchase MTI Common Stock.

(2)  Includes options to purchase MTI Common Stock in the following amounts:
     Mr. Adkins, 46,809 (E), 12,874 (U).

(3) Includes the value of options to purchase MTI Common Stock in the following amounts: Mr. Adkins, $2,615,288 (E), $704,936 (U).

Compensation of Directors

  Members of the Board of Directors who are not employees, officers or directors of the Company, MTI, or any subsidiary or affiliate of the Company or MTI are paid an annual retainer of $40,000 (the "Annual Retainer"). The Annual Retainer is payable in arrears in equal quarterly installments within the first thirty days of each fiscal quarter to qualified directors holding office during the prior fiscal quarter. Qualified directors who hold office for less than an entire fiscal quarter receive a pro-rated portion of the Annual Retainer. Additionally, all directors who are not employees of the Company, MTI or their subsidiaries or affiliates are to receive a formula Nonstatutory Stock Option (a "Formula Option") of 10,000 shares of Common Stock upon appointment to the Board and such directors serving on the Board as of the date immediately following each annual meeting of the Company's shareholders receive a Formula Option as of the date of the meeting for 3,000 shares of Common Stock. The Company reimburses directors for travel and lodging expenses, if any, incurred in connection with attendance at Board meetings.

Employment and Severance Arrangements

  The Company has entered into employment and severance agreements (the "Agreements") with Mr. Kocher, Mr. Adkins and Mr. Ferrales and certain other officers of the Company relating to termination and compensation upon termination of the officer's active employment with the Company. The Agreements allow either the Company or the officer to terminate the officer's active employment with the Company for any reason, voluntary or involuntary, with or without cause, by providing notice to that effect in writing. The Agreements provide that during a six-month or one-year "Transition Period" following termination, the officer will continue to receive all benefits "customarily provided" to such officer while employed, including, but not limited to, salary, bonuses, executive bonuses, benefits and continued vesting of any granted stock options. "Customarily provided" refers to Company practices and plans with respect to the officer's benefits and compensation in effect as of the date of termination of the officer's active employment with the Company. However, such terminated officers will not be entitled to any new grants of interest in future executive bonuses, any new grants of stock options, or payment of any compensation under an incentive program that is deferred, due to payment criteria of such incentive program, as those criteria existed as of the date of termination of the officer's active employment with the Company, beyond the Transition Period. Joseph M. Daltoso, former Chairman and Chief Executive Officer, Gregory D. Stevenson, former President and Chief Operating Officer, and T. Erik Oaas, former Executive Vice President and Chief Financial Officer have Agreements with two-year Transition Periods. Certain officers, including Mr. Bower and Mr. Brown, have entered into employment and severance agreements which provide for a lump sum payment of six
(6) or twelve (12) months base salary upon termination, rather than for payments and benefits over a Transition Period as provided under the Agreements.

  During fiscal 1999, the following former Named Executive Officers received cash compensation under the Agreements in the amounts noted: Mr. Daltoso, $677,295; Mr. Stevenson, $512,352; Mr. Oaas, $443,121; Mr. George A. Haneke,
former Senior Vice President, Business Systems Planning, $334,238; and Ms. Judith A. Bitterli, Vice President, Office of the General Manager Micron PC, $78,017.

Change of Control Agreements

  A Change of Control, for purposes other than the 1995 Stock Option Plan, shall mean the acquisition by any person or entity of securities of the Company which results in such person or entity owning or controlling more of the combined voting power of the Company than does MTI and owning or controlling more than 35% of the voting securities of the Company or, subject to MTI owning or controlling more than 35% of the securities of the Company, the acquisition by any person or entity of more than 35% of the common stock of MTI.

  Upon a Change of Control of the Company (as defined above), a cash lump-sum payment in the amount equal to the salary payable under the Agreements shall be made to each officer in exchange for any further salary obligations thereunder. In addition, (i) the chief executive officer, president, general manager and vice president (except Area Vice Presidents as defined below) of the Company and its subsidiaries shall be entitled to receive two years base salary, (ii) each vice president of the Company and its subsidiaries not elected by the applicable board of directors ("Area Vice President") and each officer and management director of the Company and its subsidiaries not otherwise included in (i) shall receive one year base compensation or total target compensation, in each case if such employee has not received a comparable offer of employment, following such Change of Control. An employee's right to terminate employment under the Agreements shall terminate upon acceptance of such comparable offer of employment. A comparable offer of employment is defined as an agreement providing for responsibilities, status, cash compensation, benefits and location comparable to those in effect before the Change of Control as reasonably determined by the employee (with a term of three years for the chief executive officer and president, two years for the vice presidents and general managers of subsidiaries (excluding Area Vice Presidents) and one year for Area Vice Presidents, officers and management directors identified in (ii) above, providing one year's salary and benefits in the event of death and disability and which has severance consisting of continued compensation and benefits through the end of the term). All other employees of the Company and its subsidiaries not included in (i) and (ii) above shall receive six months base salary or total target compensation if the employee has not received an offer of employment providing comparable compensation, benefits and location following the Change of Control.

  The Micron Electronics, Inc. Management and Executive Incentive Plan (the "Incentive Plan", formerly the Micron Electronics, Inc. Executive Bonus Plan) provides that, upon a Change of Control of the Company, the Company shall pay to each eligible executive bonuses allocated, if any, under the Incentive Plan for the current fiscal year at the maximum level established by the Board of Directors as of the most recent allocation and any bonuses that have been awarded for previous years under the Incentive Plan but not previously paid.

  Upon a Change of Control, the Company shall pay all employees such amounts, if any, that are necessary to place such employees in the same after tax position as the employees would have been in had no excise tax been imposed under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code").

  A Change of Control for purposes of the 1995 Stock Option Plan shall mean the acquisition, by any person or entity, of securities of the Company which results in such person or entity owning or controlling more of the combined voting power of the Company than does MTI and owning or controlling more than 20% of the voting securities of the Company or the acquisition by any person or entity of more than 35% of the Common Stock of

MTI. The Micron Electronics, Inc. 1995 Stock Option Plan provides that, in the event of a Change of Control of the Company, the unexercised portion of any options under such plan shall be immediately exercisable.

Compensation Committee Interlocks and Insider Participation

  Serving on the Compensation Committee are Directors Robert A. Lothrop, Robert Lee and John B. Balousek. Past members of the Compensation Committee, serving during fiscal year 1999, were Jerry M. Hess and John R. Simplot. During fiscal 1999, Messrs. Hess, Lothrop and Simplot were directors of MTI.

  Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the performance graph on page 15 shall not be incorporated by reference into any such filings.


        REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                       REGARDING EXECUTIVE COMPENSATION

Compensation Committee

  Serving on the Compensation Committee are Directors Robert A. Lothrop, Robert Lee and John B. Balousek. Past members of the Compensation Committee, serving during fiscal year 1999, were Jerry M. Hess, who resigned from the Board of Directors on October 1, 1998, and John R. Simplot, who resigned from the Board of Directors on July 1, 1999. The Committee met seven (7) times in fiscal 1999 and intends to meet annually or more frequently as the Company's Board of Directors may request.

  The Committee's primary responsibility is to review and establish the compensation of the Company's officers, including salary, bonuses, stock option grants and other compensation. Compensation for the Company's executive officers for fiscal 1999, including base salary, performance bonuses, stock option grants and other compensation, was determined by the Compensation Committee and reviewed by the Company's Board of Directors.

Executive Officer Compensation

  The Company's executive officer compensation programs are described below for the purpose of providing a general understanding of the various components of executive officer compensation. These executive officer compensation programs are designed to attract, retain and reward highly qualified executive officers who are important to the success of the Company and to provide incentives relating directly to the financial performance and long-term growth of the Company. The various components of the Company's executive officer compensation programs are, in most cases, the same as those generally made available to employees of the Company. The following is a summary of the executive officer compensation programs:

Cash Compensation

  Base Salary.  The base salary of each executive officer is established
  -----------
primarily upon (i) a review of executive compensation offered by companies generally comparable to the Company, and (ii) a subjective evaluation of the executive officer's expected contribution to the Company, including individual performance, level of responsibility and technical expertise.

  Performance Bonuses.  Cash bonuses to executive officers are intended to
  -------------------
reward executive officers for the Company's financial performance and achievement of individual performance goals during the fiscal year and are earned and paid pursuant to the Management and Executive Incentive Plan (the "Incentive Plan", formerly the Micron Electronics, Inc. Executive Bonus Plan), which was approved by the Company's shareholders in June 1995. Bonuses awarded under the Incentive Plan are based on (i) after-tax net profit of the Company for the fiscal year, and (ii) achievement of individual performance criteria.

  Performance bonuses for fiscal 1999 and 1998 were paid in a lump sum. Performance bonuses awarded for prior fiscal years are generally payable over a five-year period.

  Profit Sharing.  The Company distributes, on a quarterly basis, approximately
  --------------
five percent (5%) of its consolidated quarterly after-tax net profits generally on an equal basis to eligible employees (including executive officers) of the Company and its subsidiaries.

  Incentive Bonuses.  From time to time, incentive cash bonuses are approved for
  -----------------
payment to employees (including executive officers) for the achievement of milestones, the completion of projects identified as contributing to Company's success and the attainment of technological advances.

Equity Compensation

To provide long-term incentive to the executive officers and employees of the Company and its subsidiaries, the Company grants incentive and nonstatutory stock options to such persons pursuant to the Company's 1995 Stock Option Plan. Such options provide a link to long-term growth in the value of the Company's Common Stock. The criteria used to determine who receives stock options and the number of stock options granted is generally based on an evaluation of the individual's long-term impact to the Company. That criteria includes: ability to directly contribute to the Company's corporate success and future revenue growth, ability to develop efficiencies that result in cost reductions without compromising product quality or quantity, ability to develop processes or programs that directly support the attainment of corporate objectives, ability to invent, design, or develop new products or components, or develop innovative processes that make the Company more competitive, ability to manage key departments/functions and other relevant items, as appropriate. Stock options granted to employees and executive officers after April 28, 1999 typically have a term of ten (10) years and vest twenty-five percent (25%) each year for four
(4) years from the date of grant. Stock options granted to employees and executive officers prior to April 28, 1999 typically have a term of six (6) years and vest twenty percent (20%) each year for five (5) years from the date of grant.

Other Compensation

  In addition to cash and equity compensation programs, executive officers participate in various other employee benefit plans, including, but not limited to, a time-off plan. Under the time-off plan, full-time employees of the Company and its subsidiaries (including executive officers) are allowed to accumulate a predetermined number of hours based on length of service for vacation, holidays, sick time, emergencies and personal needs. Hours accumulated in excess of 400 hours are paid in cash to the employee. Executive officer participation in various clubs, organizations and associations may also be funded by the Company or its subsidiaries.

CEO Compensation

  Joel J. Kocher is the Chairman of the Board of Directors, Chief Executive Officer and President of the Company. Mr. Kocher's annual base salary is based on an analysis of compensation paid to chief executive officers of comparable companies and on a subjective analysis of Mr. Kocher's experience, level of responsibility and contribution to the Company. The Compensation Committee has fixed Mr. Kocher's annual base salary at $450,000.

  In October 1999, pursuant to the Incentive Plan, Mr. Kocher was awarded and paid $255,000 for fiscal 1999 performance.

  During fiscal 1999, Mr. Kocher was granted options to purchase a total of 50,000 shares of the Company's Common Stock granted under the Company's 1995 Stock Option Plan. The options vest at a rate of twenty percent (20%) each year for five (5) years from the date of grant, and expire after a term of six (6) years.

Tax Deductibility of Executive Compensation

  The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code. Section 162(m) limits deductions for certain executive compensation in excess of $1 million. Certain types of compensation are deductible only if performance criteria are specified in detail, and payments are contingent upon stockholder approval of the compensation arrangement. The Company believes that it is generally in the best interests of its stockholders to structure its compensation plans to achieve maximum deductibility under
Section 162(m) with minimal sacrifices in flexibility and corporate objectives. With respect to non-equity compensation arrangements and amounts paid under the Incentive Plan, the Compensation Committee has reviewed the terms of those arrangements likely to be subject to Section 162(m) and believes that at this time the Company is in compliance with Section 162(m). The Company also believes the 1995 Stock Option Plan is in compliance with Section 162(m). The Compensation Committee will continue to monitor compliance with Section 162(m) and will take appropriate action if warranted. Since corporate objectives may not always be consistent with the requirement for full deductibility, it is conceivable that the Company may enter into compensation arrangements under which payments are not deductible under Section 162(m). Deductibility is not the sole factor used by the Compensation Committee in ascertaining appropriate levels or methods of compensation.

                              Compensation Committee of the Board of Directors

                              Robert A. Lothrop
                              Robert Lee
                              John B. Balousek

PERFORMANCE GRAPH

  The following graph compares the cumulative total shareholder return on the Company's Common Stock for the period from August 31, 1994 through August 31, 1999 with the cumulative total return for the same period as (i) the Center for Research in Securities Prices ("CRSP") Total Return Index for The Nasdaq Stock Market (U.S. Companies) and (ii) the CRSP Total Return Index for Nasdaq Computer Manufacturer Stocks. These indices are prepared and made available to the public by the Center for Research in Securities Prices at the University of Chicago. Upon the Effective Time of the Merger, the Company's fiscal year became a 52 or 53 week period ending on the Thursday closest to August 31, which corresponded to the fiscal years of Micron Computer, Inc. and former MCMS. Accordingly, the last trading day of the Company's fiscal year varies. For consistent presentation and a more meaningful comparison to the indices shown herein, the Company's stock performance graph was plotted assuming an August 31 fiscal year-end. These comparisons assume an investment of $100 at the commencement of the period and the reinvestment of dividends paid during the period, as applicable. On October 17, 1994, the Company, then known as ZEOS International, Ltd., announced its intent to merge with Micron Computer, Inc. and former MCMS. The Merger was effective on April 7, 1995.

  Note: Management cautions that the stock price performance information shown in the graph below may not be indicative of current stock price levels or future stock price performance.

         [PERFORMANCE GRAPH OF MICRON ELECTRONICS, INC. APPEARS HERE]

The performance graph was plotted using the following data:

                                                                Year Ending August 31
                                                     ------------------------------------------
                                                       1994   1995   1996   1997   1998   1999
                                                       ----   ----   ----   ----   ----   ----

Micron Electronics, Inc.                               $ 100  $ 576  $ 508  $ 522  $ 376  $ 310
CRSP Total Return Index for The Nasdaq Stock
 Market (U.S. Companies)                                 100    135    152    212    200    371
CRSP Total Return Index for Nasdaq Computer
 Manufacturer Stocks                                     100    175    209    332    403    932

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

     The Company's Board of Directors has fixed the number of directors at five
(5), and it is contemplated that a board of five (5) directors will be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the Proxies received by them for the five (5) nominees named below, all of whom are presently directors of the Company and are identified in the proxy statement under "DIRECTORS". In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee whom shall be designated by the present Board of Directors to fill the vacancy or for the balance of those nominees named without a substitute. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all Proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and until such person's successor has been duly elected and qualified, or until such person's earlier death, resignation, removal or disqualification. Officers are appointed by the Board of Directors and serve at the discretion of the Board.

     The Board's nominees for re-election at the Annual Meeting are Steven R. Appleton, John B. Balousek, Joel J. Kocher, Robert Lee and Robert A. Lothrop. The Board recommends a vote "FOR" the election of each of the foregoing nominees.

     The five (5) nominees receiving the highest number of affirmative votes of the shares of the Company's Common Stock entitled to vote on this matter shall be elected as the directors.

                                 PROPOSAL TWO:
            TO APPROVE THE AMENDMENT TO THE 1995 STOCK OPTION PLAN

     The Micron Electronics, Inc. 1995 Stock Option Plan (as amended, the "1995 Option Plan") reserves 10,000,000 shares of Common Stock for issuance thereunder. On August 26, 1999, the Board of Directors authorized an amendment to the 1995 Option Plan, subject to shareholder approval, to increase by an additional 5,000,000 shares the number of shares available for grant under the 1995 Option Plan. The purpose of the amendment is to provide the Company with an additional 5,000,000 shares of Common Stock that can be awarded or granted to officers, employees, non-employee directors and consultants of the Company in future years through the expiration of the 1995 Option Plan in 2005.

     The 1995 Option Plan was approved by shareholders at the 1995 Annual Meeting and an amendment to the 1995 Option Plan was approved by the shareholders at the 1997 Annual Meeting. The following is a summary of the material features of the 1995 Option Plan. The following summary is qualified in its entirety by reference to the full text of the 1995 Option Plan which is attached hereto as Appendix A.

Purpose of the 1995 Option Plan and the Proposed Amendment
----------------------------------------------------------

     The purpose of the proposed amendment is to ensure that the Company has a sufficient number of shares of Common Stock reserved under the 1995 Option Plan to accomplish the 1995 Option Plan's objective, i.e., to align employee and shareholder long-term interest and to enable the Company to attract, motivate and retain experienced and qualified personnel for positions of substantial responsibility. Assuming approval of the proposed amendment, the 15,000,000 total shares reserved for issuance under the 1995 Option Plan will represent approximately 15.6% of the Company's Common Stock outstanding as of the Record Date.

Administration
--------------

     The 1995 Option Plan shall be administered by (i) the Board of Directors if the Board may administer the 1995 Option Plan in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (ii) a committee appointed by the Board and constituted so as to permit the 1995 Option Plan to comply with the provisions of Rule 16b-3 and
Section 162(m) of the Code. If permitted by Rule 16b-3, the 1995 Option Plan may be administered by different bodies with respect to employees who are directors, non-director officers, employees who are neither directors nor officers, and consultants. For purposes of the plan description, for grants of options to individuals subject to Section 16b of the Exchange Act, the term "Committee" shall mean the Compensation Committee of the Board of Directors, or, in the event the 1995 Option Plan is administered by the Board of Directors, the Board of Directors. For all other grants of options, the term "Committee" shall mean the Chief Executive Officer of the Company. Members of the Board receive no additional compensation for their services in connection with the administration of the 1995 Option Plan.

     The Committee has the discretion to select the employees and/or consultants to whom options may be granted (an "Optionee"), to determine the number of shares granted under each option, and to make all other determinations which it deems necessary or appropriate in the interpretation and administration of the 1995 Option Plan. The Committee, in its discretion, may accelerate the vesting of any option, may reduce the exercise price of any option, and amend or modify any option provided such amendment does not impair the rights of any Optionee unless mutually agreed otherwise by the Optionee and Committee. Options granted under the 1995 Option Plan will be evidenced by a written agreement between the Company and the Optionee, containing the specific terms and conditions of each option. The Company anticipates that the standard form of agreement will provide for an option term of ten (10) years with the option exercisable as to one-fourth (1/4) of the shares subject to the option per year commencing with the first anniversary date of the date of grant.

Eligible Participants
---------------------

     Only persons who are officers, employees, consultants or outside directors of the Company will be eligible to participate in, and to receive options under, the 1995 Option Plan. An Optionee may be granted more than one option under the 1995 Option Plan. No person shall be granted options to purchase more than 250,000 shares during any fiscal year; provided, however, that in the fiscal year in which an employee commences employment with the Company, options granted to such employee shall be limited to 500,000 shares in such fiscal year. The purchase price per share payable by an Optionee upon exercise of each option intended to qualify under Section 162(m) of the Code shall be equal to the fair market value of the Company's Common Stock on the date of grant.

Term of Options
---------------

     The 1995 Option Plan provides for the grant of incentive stock options ("ISOs") as defined in Section 422 of the Code, or nonstatutory stock options ("NSOs"). The purchase price per share payable by an Optionee upon exercise of each ISO granted under the 1995 Option Plan shall be equal to the fair market value of the Company's Common Stock on the date of the grant. The fair market value of the Common Stock on a given date shall be the closing price of the Common Stock on The Nasdaq Stock Market (or such national securities exchange on which the Common Stock is primarily traded) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal; provided, however, that where there is no public market for the Common Stock, the fair market value per share shall be determined by the Board of Directors in its discretion. Options granted to consultants and outside directors shall be NSOs. The purchase price per share payable by an Optionee upon the exercise of each NSO granted under the 1995 Option Plan shall be determined by the Committee.

     The exercise price of an option granted under the 1995 Option Plan may be paid in cash, check, promissory note, a reduction in the amount of any Company liability to the Optionee or, at the discretion of the Committee, in shares of the Company's Common Stock, or in any combination thereof, as determined by the Committee. Another method of payment available under the 1995 Option Plan includes the acceptance by the Stock Administration Department and a stockbroker of documentation necessary to perform a cashless exercise transaction.

     In general, if an Optionee's employment with the Company is terminated for any reason, options exercisable as of the date of termination may be exercised for a period of 30 days following such date. Unless otherwise provided, options not yet exercisable terminate immediately upon the date of the termination. The Committee may grant options under the 1995 Option Plan, which survive the termination of an Optionee's employment with the Company, and may accelerate the vesting of options upon such terms and conditions as the Committee may determine.

     Options granted under the 1995 Option Plan cannot be assigned, transferred, pledged, or otherwise encumbered in any way, except in the event of the death of an Optionee, by the Optionee's will, or by the applicable laws of descent or distribution. Options granted under the 1995 Option Plan may be exercised during an Optionee's lifetime only by the Optionee. In the event of the death of an Optionee, the exercisable portion of the Option at the time of death may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option) by the Optionee's estate or by a person who acquired the right to exercise the Option at the date of death.

Adjustments upon Change in Capitalization; Corporate Transactions
-----------------------------------------------------------------

     In the event of a change in the number of issued shares of the Company's Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, a proportionate adjustment will be made in the number of shares reserved for issuance under the 1995 Option Plan and in the number and exercise price of shares subject to any outstanding options under the 1995 Option Plan, in order to maintain the purpose of the original grant. In addition, in connection with any merger or sale of substantially all of the assets of the Company, other than in a Change in Control (as defined in the 1995 Option Plan), each outstanding option may be assumed or an equivalent option substituted by a successor corporation. In lieu of such assumption or substitution, or if the successor corporation does not assume the options or substitute substantially equivalent options, the Board may determine in its sole discretion that all or a portion of the options outstanding should become exercisable. In the event of a Change in Control of the Company other than pursuant to a merger of the Company, the unexercised portion of outstanding options shall become immediately exercisable, to the extent such acceleration does not disqualify the 1995 Option Plan or cause an ISO to be treated as a NSO without the consent of the Optionee.

Amendment and Termination of the 1995 Option Plan
---------------------------------------------------

     The 1995 Option Plan was effective upon the adoption by the Company's Board of Directors and will terminate on April 26, 2005, unless earlier terminated by the Board of Directors. The Company's Board of Directors may, at any time, amend or terminate the 1995 Option Plan, provided that such termination will not adversely affect the rights of the Optionees under any outstanding options previously granted.

Federal Income Tax Consequences
-------------------------------

     The following discussion of the U.S. federal income tax consequences of the 1995 Option Plan is intended to be a summary of applicable federal law as of the date of this Prospectus. State and local tax consequences may differ. Because the U.S. federal income tax rules governing options and related payment are complex and subject to frequent change, Optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

     Incentive Stock Options. No taxable income is recognized by the Optionee upon the grant or exercise of an ISO (unless the alternative minimum tax rules apply). If Common Stock is issued to an Optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of the shares is made by the Optionee within two years after the date of grant or within one year after the issuance of such shares to the Optionee, (i) upon the resale of such shares, any amount realized in excess of the option exercise price will generally be treated as a capital gain or loss (rather than ordinary income or loss), and (ii) no deduction will be allowed to the Company for U.S. federal income tax purposes.

     If Common Stock acquired upon the exercise of an ISO is disposed of before the expiration of either holding period described above (a "disqualifying disposition"), generally (i) the Optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and (ii) the Company is entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed as short-term, mid-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

     Nonstatutory Stock Options. With respect to NSOs: (i) no income is recognized by the Optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the Optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) upon disposition of the shares, any gain or loss is treated as capital gain or loss. In the case of an Optionee who is also an employee at the time of grant, any income recognized upon exercise of an NSO will constitute wages for which withholding will be required.

     Alternative Minimum Tax. The exercise of an ISO granted under the 1995 Option Plan may subject the Optionee to the alternative minimum tax ("AMT") under Section 55 of the Code. In computing alternative minimum taxable income, shares purchased upon exercise of an ISO are treated as if they had been acquired by the Optionee pursuant to an NSO. See "Nonstatutory Stock Options," above. This adjustment to alternative minimum taxable income does not occur with respect to shares disposed of in a disqualifying disposition in the same calendar year as the exercise of the ISO. Under certain circumstances, an Optionee may affect the timing and measurement of AMT by filing an election with the Internal Revenue Service under Section 83(b) within 30 days after the date of exercise of an ISO. Accordingly, an Optionee should consult his or her own tax advisor prior to exercising an ISO concerning the advisability of filing an election under Section 83(b) of the Code for alternative minimum tax purposes.

     If an Optionee pays AMT in excess of his or her regular tax liability, the amount of such AMT relating to ISOs may be carried forward as a credit against any subsequent years' regular tax in excess of the AMT.

Options to be Granted
---------------------

     Because options under the 1995 Option Plan are granted in the discretion of the Board of Directors (or such committee, if any, to whom the Board has delegated such authority), it is not possible for the Company to determine and disclose the amount of options that may be granted to the named executive officers and the executive officers as a whole, if the amendment is approved. However, see "Eligible Participants" above for a description of the limitations as to granting options.

Proposed Amendment
------------------

     Under the terms of the 1995 Option Plan, 10,000,000 shares are reserved for issuance. The proposed amendment will increase the number of authorized shares of Common Stock reserved for issuance by an additional 5,000,000 shares by revising the first sentence of Section 3 of the 1995 Option Plan to read as follows:

               "Subject to the provisions of Section 11 of the Plan, the maximum number of Shares which may be optioned and sold under the Plan is 15,000,000
               Shares."

Required Vote
-------------

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required for approval of such amendment. The Board of Directors recommends that shareholders vote "FOR" approval of such amendment. If the amendment is approved by shareholders, it will be effective as of the date of its adoption by the shareholders. If the shareholders do not approve the amendment, the 1995 Option Plan will remain in effect in its current form.

                                PROPOSAL THREE:
        TO APPROVE THE AMENDED MANAGEMENT AND EXECUTIVE INCENTIVE PLAN

     The Micron Electronics, Inc. Management and Executive Incentive Plan (the "Incentive Plan") had an original effective date of April 7, 1995 and was approved by the shareholders as the Micron Electronics, Inc. Executive Bonus Plan on June 20, 1995 in compliance with Section 162(m) of the Code. This Code section limits the Company's deduction in any one fiscal year for federal income tax purposes of compensation in excess of $1,000,000 paid to each of the Company's Chief Executive Officer and its four other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Compensation such as that paid under the Incentive Plan which is performance-based and approved by the Company's shareholders is not subject to the deduction limit. Reapproval of the Incentive Plan is required to preserve its status under Code section 162(m). To maximize the Company's federal income tax deductions, the Board of Directors of the Company is requesting that the shareholders approve the adoption of the amended Incentive Plan at the Annual Meeting.

     The following is a summary of the material features of the Incentive Plan as amended. The Incentive Plan is attached as Appendix B to the Proxy Statement, and the following summary is qualified in its entirety by reference to it.

Purpose of the Amended Incentive Plan
-------------------------------------

     The Incentive Plan is designed to attract, retain, and reward highly qualified executive, management and key employees who are important to the Company's success and to provide incentives relating directly to the financial performance and long-term growth of the Company. As amended, the Incentive Plan permits greater flexibility in administration for awards to participants that are not subject to Section 162(m) restrictions and provides additional performance goals and performance periods on which to base awards.

Administration
--------------

     The Incentive Plan is administered by the Administrator, which may be one or more committees appointed by the Board of Directors. The Compensation Committee of the Board of Directors will be the Administrator of the Incentive Plan with respect to the executive officers. An additional committee may be appointed by the Board of Directors as the Administrator of the Incentive Plan with respect to the officers and key employees. The present members of the Compensation Committee are John B. Balousek, Robert Lee and Robert A. Lothrop, all of whom are deemed to be outside directors of the Company, as defined under and in compliance with Section 162(m). None of the members receive compensation from the Company in any capacity other than as a director of the Company.

     Performance goals will be based directly or indirectly on one or more, or a combination of one or more, of the following: net income; earnings per share; return on equity; gross margin; return on assets; net sales; new products; expansion of facilities or operations; customer satisfaction; asset management; debt management; return on invested capital; or economic value added.

     Promptly after the beginning of a performance period, the Administrator is expected to determine (i) the performance criteria; (ii) the executives eligible to participate in the Incentive Plan for the applicable Performance Period;
(iii) the target bonus amount for each executive for the Performance Period; and
(iv) the method for computing the amount of bonus payable to each executive if the performance goals are achieved. For purposes of the Incentive Plan, a Performance Period is any fiscal month, quarter, semi-annual, annual or any other period of time as established by the Administrator; provided, however, that Performance Periods for the Chief Executive Officer, President, Chief Operating Officer and Chief Financial Officer may not be less than a year.

     The maximum bonus amount that may be paid to any executive with respect to results for any one fiscal year may not exceed the greater of $2,000,000 or two percent (2%) of the Company's consolidated after-tax net profits. Bonus amounts shall be paid within ninety (90) days after the close of the applicable performance period unless the Administrator elects to defer the payout of the bonus amount over a period of time not to exceed five (5) years. Payout of a bonus over an extended period may, at the discretion of the Administrator, be subject to or conditioned upon the continuation of the participant's employment, a determination of satisfactory job performance, or the profitability of the Company in the year paid. Bonuses will be paid only when the Administrator certifies in writing that the performance goals have been met. In the event of a Change in Control (as defined in the Incentive Plan), any bonus earned but not yet paid under the Incentive Plan shall be immediately payable.

     The Board of Directors or the Compensation Committee of the Board of Directors may amend, modify, suspend, or terminate the Incentive Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Board of Directors or the Compensation Committee of the Board of Directors will seek shareholder approval of any amendment determined to require shareholder approval or be advisable under the regulations of the Internal Revenue Service or other applicable laws or regulations.

Eligible Participants
---------------------

     Executives who are eligible to participate in the Incentive Plan include the executive officers, officers and certain other key employees of the Company as may be determined by the Administrator of the Incentive Plan. Individuals subject to the reporting requirements of Section 16 of the Exchange Act are considered to be executive officers for purposes of the Incentive Plan. As of September 2, 1999, there were approximately 134 individuals of the Company who currently participate in the Incentive Plan.

Amendment and Termination of the Incentive Plan
-----------------------------------------------

     The Incentive Plan was effective upon the adoption by the Company's Board of Directors. The Company's Board of Directors or Compensation Committee may, at any time, amend, modify, suspend or terminate the Incentive Plan.

Incentive Plan Benefits
-----------------------

     Because bonuses under the Incentive Plan are awarded based on whether or not performance goals have been achieved for different Performance Periods, it is not possible for the Company to determine and disclose the amount of compensation that may be awarded to each executive officer if the amendment is approved. However, see "Administration" above for a description of the limitations as to the bonuses awarded.

Required Vote
-------------

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented at the Annual Meeting will be required to approve the adoption of the Micron Electronics, Inc. Management and Executive Incentive Plan. Management recommends voting "FOR" approval of the proposal.
If the shareholders do not approve the amended Incentive Plan, the amended Incentive Plan will remain in effect; however, any amounts paid under the Incentive Plan will count as compensation that may result in the elimination of the Company's ability to deduct compensation paid to the Chief Executive Officer and its four (4) other highest paid executive officers in excess of $1 million.

                                PROPOSAL FOUR:
             TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed PricewaterhouseCoopers L.L.P., independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending August 31, 2000, and recommends that shareholders vote "FOR" ratification of such appointment.

     The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required for ratification of such appointment. In the event that the shareholders fail to ratify such appointment, the Board of Directors will reconsider its selection.

     Representatives of PricewaterhouseCoopers L.L.P. are expected to be present at the Annual Meeting. Such representatives will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote, in their discretion, the shares of the Company's Common Stock they represent.

                  TELEPHONE AND INTERNET VOTING ALTERNATIVES

     Shareholders with shares held directly or in an account at a brokerage firm may vote those shares telephonically by calling the telephone number or accessing the Internet site referenced in your voting form. Votes submitted electronically via the Internet or by telephone must be received by midnight, Eastern Time, on November 21, 1999.

     The Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that the shareholders' instructions have been recorded properly. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

     The giving of a Proxy will not affect your right to vote in person should you decide to attend the Annual Meeting. Shareholders holding shares in the name of a broker or other nominee who wish to vote in person at the Annual Meeting are requested to bring a statement from the broker or nominee confirming ownership of the Company's Common Stock.

               DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR
                      2000 ANNUAL MEETING OF SHAREHOLDERS

     In order to be included in the proxy statement and form of proxy relating to the Company's 2000 Annual Meeting of Shareholders, proposals of shareholders of the Company that are intended to be presented at such meeting must be received by the Company no later than July 1, 2000, and must otherwise be in compliance with applicable laws and regulations and the Bylaws of the Company.

                           THE MICRON ELECTRONICS, INC. BOARD OF DIRECTORS
Dated: October 29, 1999

                                  APPENDIX A
                                  ----------

                           MICRON ELECTRONICS, INC.
                            1995 STOCK OPTION PLAN


     1.   Purposes of the Plan.  The purposes of this Stock Option Plan are:
          --------------------

     . to attract, motivate and retain experienced and qualified personnel for positions of substantial responsibility,

     .    to provide additional incentive to Employees and Consultants, and

     .    to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator"  means the Board or any of its Committees as
                -------------
shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "Applicable Laws" means the legal requirements relating to the
                ---------------
administration of stock option plans under Minnesota corporate and securities laws and the Code.

          (c)  "Board" means the Board of Directors of the Company.
                ------

          (d)  "Change in Control"  means (i) the acquisition by any person or
                -----------------
entity of securities of Micron Electronics, Inc. such that such person or entity, directly, indirectly or beneficially, acting alone or in concert, (A) owns or controls more of the combined voting power of all classes of voting securities of Micron Electronics, Inc. than does Micron Technology, Inc. and (B) owns or controls more than twenty percent (20%) of the combined voting power of all classes of voting securities of Micron Electronics, Inc.; or (ii) the acquisition by any person or entity, directly, indirectly or beneficially, acting alone or in concert, of more than thirty-five percent (35%) of the common stock of Micron Technology, Inc. outstanding at any time.

          (e)  "Code" means the Internal Revenue Code of 1986, as amended.
                ----

          (f)  "Committee" means one or more Committees appointed by the Board
                ---------
in accordance with Section 4 of the Plan.

          (g)  "Common Stock" means the Common Stock of the Company.
                ------------

          (h)  "Company" means Micron Electronics, Inc., a Minnesota
                -------
corporation.

          (i)  "Consultant" means any person, including an advisor, engaged by
                ----------
the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include: (1) directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors; or (2) individuals who (a) provide services to the Company that directly or indirectly promote or maintain a market for the Company's Common Stock, or (b) act as a conduit for distributing the Company's Common Stock to the general public.

          (j)  "Continuous Status as an Employee or Consultant" means that the
                ----------------------------------------------
employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the

Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (k)  "Director" means a member of the Board.
                --------

          (l)  "Disability" means total and permanent disability as defined in
                ----------
Section 22(e)(3) of the Code.

          (m)  "Employee" means any person, including Officers and Directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (n)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (o)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system (or the exchange with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the over-the-counter market or is regularly quoted by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (p)  "Incentive Stock Option" means an Option intended to qualify as
                ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (q)  "Nonstatutory Stock Option" means an Option not intended to
                -------------------------
qualify as an Incentive Stock Option.

          (r)  "Notice of Grant" means a written notice evidencing certain terms
                ---------------
and conditions of an individual Option grant. The Notice of Grant is subject to the terms and conditions of the Option Agreement.

          (s)  "Officer" means a person who is an officer of the Company within
                -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t)  "Option" means a stock option granted pursuant to the Plan.
                ------

          (u)  "Option Agreement" means a written agreement between the Company
                ----------------
and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (v)  "Option Exchange Program" means a program whereby outstanding
                -----------------------
options are surrendered in exchange for options with a lower exercise price.

          (w)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (x)  "Optionee" means an Employee, Consultant or Outside Director who
                --------
holds an outstanding Option.

          (y)  "Outside Director"  means a member of the Board who is not an
                ----------------
Employee of the Company, Micron Technology, Inc., or any Subsidiary of the Company or Micron Technology, Inc.

          (z)  "Parent" means a "parent corporation", whether now or hereafter
                ------
existing, as defined in Section 424(e) of the Code.

          (aa) "Plan" means this 1995 Stock Option Plan.
                ----

          (bb) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (cc) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 11 of the Plan.

          (dd) "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code. In the case of an Option that is not intended to qualify as an Incentive Stock Option, the term "Subsidiary" shall also include any other entity in which the Company, or any Parent or Subsidiary of the Company, has a significant ownership interest.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
          -------------------------
the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 10,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided,
                                                                --------
however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)  Multiple Administrative Bodies.  If permitted by Rule 16b-3,
                    ------------------------------
the Plan may be administered by different bodies with respect to (i) Directors,
(ii) Officers who are not Directors, and (iii) Employees who are neither Directors nor Officers.

               (ii) Administration With Respect to Employees Subject to Section
                    -----------------------------------------------------------
16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

               (iii)  Administration With Respect to Other Persons.  With
                      --------------------------------------------
respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee or committees designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xii)  to institute an Option Exchange Program; and

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c)  Effect of Administrator's Decision.  The Administrator's
               ----------------------------------
decisions, determinations, and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5.   Eligibility.  Nonstatutory Stock Options may be granted to Employees,
          -----------
Consultants and Outside Directors. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

     6.   Limitations.
          -----------

          (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's Incentive Stock Options granted by the Company or any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of Options to
Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares; provided, however, that in the fiscal year in which an employee commences employment with the Company, options granted to such employee shall be limited to 500,000 Shares in such fiscal year. The purchase price per Share payable by an Optionee upon exercise of each Option intended to qualify under Section 162(m) of the Code shall be equal to the fair market value of the Company's Common Stock on the date of grant.

               (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

               (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

          (d) The following limitations shall apply to grants of Options to Outside Directors:

               (i) Each Outside Director shall receive a formula Nonstatutory Stock Option (a "Formula Option") as of the Effective Date with respect to 10,000 shares of Common Stock, as shall each Outside Director later appointed or elected to the Board (with the grant made as of the date of his or her first election or appointment). Each Outside Director serving on the Board as of the date immediately following each annual meeting of the Company's shareholders shall receive a Formula Option as of the date of that meeting with respect to 3,000 shares of Common Stock. The Exercise Price for Formula Options shall be the Fair Market Value of the Common Stock on the date of grant.

               (ii) Unless the Administrator specifies otherwise, each Formula Option shall become exercisable as to 100% of the covered shares as of the date of grant. To the extent that a Formula Option is not immediately exercisable, a Formula Option shall become exercisable in accordance with the terms of section 9(c) of the Plan upon the Outside Director's Disability and in accordance with the terms of section 9(d) of the Plan upon the Outside Director's death. Unless the Administrator specifies otherwise, Options shall be granted for a term of six years. Options shall be forfeited to the extent they are not then exercisable if an Outside Director resigns, is removed or fails to be reelected or reappointed as a Director. Options shall terminate within 30 days of an Outside Director's resignation, removal, or failure to be reelected or reappointed as a Director.

     7.   Term of Option.  The term of each Option shall be stated in the
          --------------
Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     8.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a)  Exercise Price.  The per share exercise price for the Shares to
               --------------
be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)   In the case of an Incentive Stock Option:

                     (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                     (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. The per Share exercise price of Nonstatutory Stock Options intended to qualify under Section 162(m) of the Code shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b)  Waiting Period and Exercise Dates.  At the time an Option is
               ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In doing so, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c)  Form of Consideration.  The Administrator shall determine the
               ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)   cash;

               (ii)  check;

               (iii) promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii) any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate, either in book entry form or in certificate form, promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.  Upon
               ----------------------------------------------------
termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it as the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 30 days following the Optionee's termination of Continuous Status as an Employee or Consultant. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c)  Disability of Optionee.  In the event that an Optionee's
               ----------------------
Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee does not exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option with respect to the shares covered by the exercisable portion of the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Rule 16b-3.  Options granted to individuals subject to Section 16
               ----------
of the Exchange Act must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)  Suspension.   Any Optionee who is also a participant in the
               ----------
Retirement at Micron or Micron Electronics Retirement at Micron Section 401(k) Plan (each a "RAM Plan" and together the "RAM Plans") and who requests and receives a hardship distribution from any RAM Plan, is prohibited from making, and must suspend, for a period of twelve (12) months thereafter, his or her elective contributions and employee contributions including, without limitation to the foregoing, the exercise of any Option granted from the date of receipt by that employee of the hardship distribution from any RAM Plan.

     10.  Non-Transferability of Options.  An Option may not be sold, pledged,
          ------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization, Dissolution, Merger, or
          -------------------------------------------------------------------
Asset Sale.
----------

          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of issued shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned stock, including Shares as to which the Option would not otherwise be exercisable.

          (c)  Merger or Asset Sale.  In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, other than in either such case, a Change in Control, each outstanding Option may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In lieu of such assumption or substitution, or in the event the successor corporation does not assume the Option or substitute an equivalent option or right, the Administrator may provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the

Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d)  Change in Control.   In the event of a Change in Control, the
               -----------------
unexercised portion of the Option shall become immediately exercisable, to the extent such acceleration does not disqualify the Plan, or cause an Incentive Stock Option to be treated as a Nonstatutory Stock Option without the consent of the Optionee.

     12.  Date of Grant.  The date of grant of an Option shall be, for all
          -------------
purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     13.  Term of Plan.  Subject to Section 18 of the Plan, the Plan shall
          ------------
become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years from the effective date unless terminated earlier under Section 14 of the Plan.

     14.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend, or terminate the Plan.

          (b)  Shareholder Approval.  The Company shall obtain shareholder
               --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule, or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule, or regulation.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
               ----------------------------------
suspension, or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     15.  Conditions Upon Issuance of Shares.
          ----------------------------------

          (a)  Legal Compliance.  Shares shall not be issued pursuant to the
               ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b)  Investment Representations.  As a condition to the exercise of an
               --------------------------
Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16.  Liability of Company.
          --------------------

          (a)  Inability to Obtain Authority.  The inability of the Company to
               -----------------------------
obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b)  Grants Exceeding Allotted Shares.  If the Optioned Stock covered
               --------------------------------
by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and Minnesota law.

                                  APPENDIX B
                                  ----------

                           MICRON ELECTRONICS, INC.

                     MANAGEMENT & EXECUTIVE INCENTIVE PLAN

1.   PURPOSE

     The Micron Electronics, Inc. Management and Executive Incentive Plan is designed to attract, retain, and reward highly qualified executive, management and key employees who are important to the Company's success and to provide incentives to such employees relating directly to the financial performance and long-term growth of the Company. The Plan was originally adopted and approved by the shareholders as the Micron Electronics, Inc. Executive Bonus Plan on June 20, 1995 (the "Executive Bonus Plan").

2.   DEFINITIONS

     (a) Administrator - Means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

     (b) Applicable Laws - Means the legal requirements relating to the administration of the Plan, in accordance with Section 4 of the Plan.

     (c) Bonus - The incentive awarded to an Executive Officer, Officer or Key Employee pursuant to the terms and conditions of the Plan.

     (d)  Board - The Board of Directors of Micron Electronics, Inc.

     (e) Change in Control - (i) The acquisition by any person or entity of securities of Micron Electronics, Inc. such that such person or entity, directly, indirectly or beneficially, acting alone or in concert, (A) owns or controls more of the combined voting power of all classes of voting securities of Micron Electronics, Inc. than does Micron Technology, Inc. and (B) owns or controls more than thirty-five percent (35%) of the combined voting power of all classes of voting securities of Micron Electronics, Inc.; or (ii) subject to Micron Technology, Inc. owning or controlling more than thirty five percent (35%) of the combined voting power of all classes of voting securities of Micron Electronics, Inc., the acquisition by any person or entity, directly, indirectly or beneficially, acting alone or in concert, of more than thirty-five percent (35%) of the common stock of Micron Technology, Inc. outstanding at any time.

     (f)  Code - The Internal Revenue Code of 1986, as amended.

     (g) Committee - One or more committees appointed by the Board to administer the Plan in accordance with Section 4 of the Plan, and in compliance with requirements of Section 162(m) of the Code.

     (h) Company - Micron Electronics, Inc. and any other corporation in which Micron Electronics, Inc., controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of voting securities.

     (i) Disability - Total and permanent disability as defined in Section 22(e)(3) of the Code.

     (j)  Executive - An Executive Officer, Officer or Key Employee of the
Company.

     (k) Executive Officer - Any officer of the Company subject to the reporting requirements of Section 16 of the Securities and Exchange Act of 1934 (the "Exchange Act").

     (l) Extraordinary Items - A sale of a division or subsidiary of the Company, a merger or consolidation of the Company, a reorganization or dissolution of the Company or such other Extraordinary Items as determined by the Administrator in its sole discretion.

     (m) Key Employee - Any employee of the Company as may be designated by the Administrator for this Plan.

     (n)  Officer - Any officer of the Company who is not an Executive Officer.

     (o) Performance Period - The fiscal month, quarter, semi-annual, annual, or any other period of time established by the Administrator for the establishment of performance goals; provided, that any Performance Period established for an Executive Officer who is Chief Executive Officer, President, Chief Operating Officer, or Chief Financial Officer shall not be less than one year.

     (p) Plan - Means this Micron Electronics, Inc. Management and Executive Incentive Plan.

     (q) Target Bonus - The targeted amount of the Bonus, whether stated as a percentage of an Executive's annualized salary or otherwise, that is designated by the Administrator with respect to an Executive's participation under the Plan during a Performance Period.

3.   ELIGIBILITY

     (a)  General.  Only Executives, including Executive Officers, Officers and
          -------
          Key Employees, are eligible for participation in the Plan, as follows:

          (i)  Executive Officers.  In order to participate in the Plan for any
               ------------------
Performance Period, an Executive Officer must be designated for participation in accordance with Section 4 of the Plan and the selection procedures established by the Board or the Compensation Committee of the Board.

          (ii) Officers and Key Employees.  In order to participate in the Plan
               --------------------------
for any Performance Period, an Officer or Key Employee must be designated for participation in accordance with Section 4 of the Plan and the selection procedures established by the Administrator.

     (b)  Executive Eligibility Mid-Way Through Performance Period.  If an
          ---------------------------------------------------------
employee becomes an Executive mid-way through a Performance Period, then such Executive may be eligible for participation in the Plan on a pro-rated basis, with a Target Bonus set under the Plan equal to the Target Bonus that would have been set for the entire Performance Period multiplied by the number of weeks of the Executive's participation over the total number of weeks in the Performance Period.

     (c)  Death, Disability or Retirement of Executive.  If an employee ceases
          --------------------------------------------
to be an Executive as a result of the Executive's death, Disability or retirement with the Company during a Performance Period, then such Executive shall be eligible for participation in the Plan on a pro-rated basis, unless otherwise approved by the Administrator. In such event, and subject to a determination with respect to satisfactory achievement of the Executive's performance goals and final approval by the Administrator, the Executive may earn a Bonus under the Plan equal to the Bonus that would have been paid for the entire Performance Period multiplied by the number of weeks of the Executive's participation over the total number of weeks in the Performance Period.

     (d)  Termination of Employment.  If an employee ceases to be an Executive
          -------------------------
or an employee of the Company for any reason other than death, Disability or retirement during a Performance Period, no Bonus shall be paid to that employee for that Performance Period, unless governed by the Change in Control provisions below or otherwise approved by the Administrator.

4.   ADMINISTRATION

     (a)  Procedure.
          ---------
          (i)  Multiple Administrative Bodies.  If permitted by the Code, the
               ------------------------------
Plan may be administered by different bodies with respect to (i) Executive Officers, and (ii) Officers and Key Employees.

          (ii)  Administration With Respect to Executive Officers.  With
                -------------------------------------------------
respect to participation of Executives who are also Executive Officers subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Section 162(m) of the Code, or (B) the Compensation Committee of the Board, which committee shall be constituted to comply with the rules governing a plan intended to qualify under the requirements of Section 162(m) of the Code.

          (iii) Administration With Respect to Officers and Key Employees.
                ---------------------------------------------------------
With respect to participation of Executives who are also Officers or Key Employees, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Section 162(m) of the Code, or (B) the Compensation Committee of the Board, which committee shall be constituted to comply with the rules governing a plan intended to qualify under the requirements of Section 162(m) of the Code, or (C) a committee or committees designated by the Board, which committee or committees shall be constituted to satisfy Applicable Laws. Once appointed, such Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

     (b)  Powers of the Administrator.  Subject to the provisions of the Plan,
          ---------------------------
and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i)   to select the Executives who may participate in the Plan;

          (ii)  to approve forms of notice for use under the Plan;

          (iii) to approve the setting of Target Bonuses under the Plan, in accordance with the performance goals and other requirements set forth in the Plan;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award of a Bonus hereunder. The setting of Target Bonuses and the awards of Bonuses under the Plan shall be based directly or indirectly on one or more, or a combination of one or more, of the following performance goals: (1) net income, (2) earnings per share, (3) return on equity,
(4) gross margin, (5) return on assets, (6) net sales, (7) new products, (8) expansion of facilities or operations, (9) customer satisfaction, (10) asset management, (11) debt management, (12) return on invested capital, or (13) economic value added. Performance goals may be set by the Administrator on an individual, area of responsibility, business segment or Company-wide basis, or any combination thereof. Unless otherwise specifically approved by the Administrator, the methods for calculating performance goals shall exclude Extraordinary Items;

          (v) to construe, interpret, and administer the Plan as necessary to comply with the requirements of Section 162(m) of the Code;

          (vi) to prescribe, amend, and rescind rules, regulations and guidelines relating to the Plan; and

          (vii) to make all other determinations deemed necessary or advisable for administering the Plan.

     (c)  Effect of Administrator's Decision.  The Administrator's decisions,
          ----------------------------------
determinations, and interpretations shall be final, conclusive, and binding upon all persons. The Administrator shall certify in writing prior to commencement of payment of the Bonus that the performance goal or goals under which the bonus is to be paid has or have been achieved. The Administrator in its sole discretion has the authority to reduce the amount of a Bonus otherwise allocated to an Executive upon attainment of the performance goal established for any Performance Period provided that a reduction in the amount of one Executive's Bonus does not result in an increase in the amount of any other Executive's Bonus.

     (d)  Determining Target Bonus and Bonus.  Promptly after the beginning of a
          ----------------------------------
Performance Period, the Administrator shall: (i) determine the performance criteria; (ii) determine each Executive eligible to participate in the Plan for the applicable Performance Period; (iii) determine the Target Bonus for each Executive for the applicable Performance Period; and (iv) determine the method for computing, based on the Target Bonus, the amount of Bonus payable to each Executive if the performance goals and objectives are achieved. The Administrator in its sole discretion has the authority to increase the amount of a Bonus otherwise allocated to an Executive.

     (e)  Payment of Bonus - In General.  The maximum Bonus amount that can be
          -----------------------------
paid to any Executive with respect to any one fiscal year cannot exceed the greater of $2,000,000 or two percent (2%) of the Company's consolidated after-tax net profits. Bonus amounts shall be paid within ninety (90) days after the close of the applicable Performance Period, unless the Administrator elects to defer the payout of the Bonus or any portion thereof over a period of time not to exceed five (5) years. Payout of a Bonus, or any portion thereof, whether at one time or over an extended period may, at the discretion of the Administrator, be subject to and conditioned upon the continuation of an Executive's employment with the Company, a determination of satisfactory job performance with respect to the Executive, or the profitability of the Company in the year paid. Unpaid Bonuses can be canceled at the discretion of the Administrator.

     (f)  Payment of Bonus - Change in Control.  Upon a Change in Control, the
          ------------------------------------
Company shall pay to each eligible Executive (i) any Target Bonus allocated, if any, under the Plan for all Performance Periods during the current fiscal year at the target level established by the Administrator as of the most recent allocation, unless otherwise agreed between the Company and the Executive, and
(ii) any Bonuses that have been awarded for previous years under the Plan but not previously paid, in either case immediately before such Change in Control. To determine the amount of the Target Bonus for all Performance Periods during the current fiscal year, the bonus pool shall be annualized if the Change in Control occurs after the end of the second fiscal quarter. If the Change in Control occurs prior to the end of the second fiscal quarter, the bonus pool shall be calculated as of the fiscal month end immediately prior to the Change in Control.

     (g)  Changes to Plan.   The Board or the Compensation Committee of the
          ---------------
Board may amend, modify, suspend, or terminate the Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Board or the Compensation Committee of the Board will seek shareholder approval of any amendment determined to require shareholder approval or be advisable under the regulations of the Internal Revenue Service or other applicable law or regulation.

5.   NONASSIGNABILITY

     No Target Bonus, Bonus or any other benefit under the Plan shall be assignable or transferable by the participant during the participant's lifetime except as otherwise approved by the Administrator.

6.   NO RIGHT TO CONTINUED EMPLOYMENT

     Nothing in the Plan shall confer upon any Executive or employee any right to continue in the employ of the Company or shall interfere with or restrict in any way the right of the Company to discharge an Executive or employee at any time for any reason whatsoever, with or without cause. An Executive's participation under the Plan does not constitute a contract of employment or obligate the Company to employ the Executive for any period of time.

7.   EFFECTIVE DATE

     The original effective date of the Executive Bonus Plan is April 7, 1995, as approved by the shareholders on June 20, 1995. The effective date of the Plan as amended and approved by the shareholders is November 22, 1999.

         This Proxy is solicited on behalf of the Board of Directors.

                           MICRON ELECTRONICS, INC.
                  900 East Karcher Road, Nampa, Idaho  83687

                      1999 ANNUAL MEETING OF SHAREHOLDERS
                               November 22, 1999

         The undersigned shareholder(s) of Micron Electronics, Inc., a Minnesota corporation, hereby acknowledges receipt of the Notice of 1999 Annual Meeting of Shareholders and the Proxy Statement, each dated October 29, 1999, and hereby appoints Joel J. Kocher and JoAnne S. Pfeifer, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of Micron Electronics, Inc., to be held on Monday, November 22, 1999, at 9:00 a.m. Mountain Time, at the Nampa Civic Center, 311 3rd Street South, Nampa, Idaho, 83651, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), and to vote, as designated on the proposals below, all shares of Micron Electronics, Inc. Common Stock which the undersigned would be entitled to vote, if then and there personally present, on the proposals set forth below:

1.  ELECTION OF DIRECTORS:

     [_]  FOR nominees listed below    [_]  WITHHOLD authority to vote for all
          (except as indicated)             nominees listed below

If you wish to withhold authority to vote for any individual nominee, please strike a line through that nominee's name set forth below:

          Steven R. Appleton                Robert Lee
          John B. Balousek                  Robert A. Lothrop
          Joel J. Kocher

2.  APPROVAL OF AMENDMENT TO MICRON ELECTRONICS, INC. 1995 STOCK OPTION PLAN

     [_]  FOR         [_]  AGAINST         [_]  ABSTAIN

3. APPROVAL OF THE MICRON ELECTRONICS, INC. MANAGEMENT AND EXECUTIVE INCENTIVE PLAN

     [_]  FOR         [_]  AGAINST         [_]  ABSTAIN

4. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2000:

     [_]  FOR         [_]  AGAINST         [_]  ABSTAIN

and in their discretion, upon such other matter or matters which may properly come before the Annual Meeting.

         The shares represented by this Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR items 1, 2, 3 and 4 above. If any other matters properly come before the Annual Meeting, the persons named in this Proxy will vote in their discretion. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee whom shall be designated by the present Board of Directors to fill the vacancy or for the balance of those nominees named without a substitute.

                                 Dated                  ,  1999
                                      __________________

                                 _____________________________________________
                                                  Signature

                                 _____________________________________________
                                                  Signature

         (This Proxy should be voted, signed, and dated by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, all persons having an interest therein should sign.)